UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2024

Tristar Acquisition I Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40905	98-1587643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Burlington Woods Drive, Suite 100

Burlington, MA 01803

(Address of principal executive offices, including zip code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value $0.0001 per share, and one-half of one Redeemable Warrant	TRIS.U	New York Stock Exchange

Class A Ordinary Share, par value $0.0001 per share	TRIS	New York Stock Exchange

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	TRIS.W	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

CFO and Director Resignation

On April 24, 2024, Michael H. Liu notified the board of directors (the “Board”) of Tristar Acquisition I Corp. (the “Company”) of his resignation as Chief Financial Officer and Director of the Company, effective on April 23, 2024. Mr. Liu resigned in connection with a disagreement with Chunyi (Charlie) Hao, the President and Chairman of the Board of the Company. In connection with his resignation, Mr. Liu delivered a letter to the Board which is attached hereto as Exhibit 17.

New CFO Appointment

On April 29, 2024, the directors of the Company appointed Chunyi (Charlie) Hao, the Company’s President and Chairman of the Board of Directors, as the Chief Financial Officer of the Company, effective on April 29, 2024.

Chunyi (Charlie) Hao has been our President and has served as the Chairman of our Board of Directors since September 2023, and prior to that he served as our Chief Executive Officer and director from July 2023 to September 2023. He is a founding partner and has been a managing director of East Stone Capital Limited, a private equity firm focusing on emerging industries, since October 2017. He has also served as a director of Finnovate Acquisition Corp. (Nasdaq: FNVT), a special purpose acquisition company, since May 2023. Most recently, Mr. Hao served as Chairman of the Board and Chief Financial Officer of East Stone Acquisition Corporation from August 2018 through November 2022, when it completed its business combination with NWTN, Inc. (Nasdaq: NWTN). Mr. Hao has served as chief executive officer and president of Shandong Haizhishe Energy Engineering Co., Ltd., a solar and wind engineering company in China, and was in charge of the daily operations and business development of the company from December 2015 to March 2019. Prior to that, Mr. Hao was an investment officer of Shanghai Guxin Investment Limited, a firm engaging in the investment of solar farms across China, from 2014 to June 2015. He served as chief financial officer at Delphi Automotive Corp (Saginaw Steering System) (“Delphi”) of General Motors Inc., overseeing joint venture operation across China and Asia Pacific from 1995 to 1998. Mr. Hao is an independent director of Cogobuy Group PLC (HKSE: 0400.HK), an e-commerce platform and distributor for electronic goods in China. He served as chief executive officer and director at China Fundamental Acquisition Corporation and a board director and president of China operations at Asia Automotive Acquisition Corporation, two SPACs in 2008 and 2006, respectively. Mr. Hao received his Bachelor’s degree in French from Beijing Language and Culture University, a Master of Arts degree from the University of Notre Dame and an MBA degree from Pace University.

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New Director Appointment

On April 29, 2024, the directors of the Company appointed Xiaoma (Sherman) Lu, the Company’s Chief Executive Officer, as a director of the Company, to fill the vacancy left by Mr. Liu’s departure, effective on April 29, 2024. Mr. Lu is assigned to the third class of directors.

Xiaoma (Sherman) Lu has served as our Chief Executive Officer since September 11, 2023. Mr. Lu is a founding partner and has been a managing director of East Stone Capital Limited, a private equity firm focusing on emerging industries, since October 2017. From January 2017 to November 2017, Mr. Lu served as the Executive Vice president of Kangde Investment Group, a Chinese company engaging in new energy and financial services and capital investment. Prior to that, Mr. Lu served as the Chief Executive Officer of Wanda Investment Company and Vice President of Wanda Financial Group, the investment and financial arms of Wanda Group, a Chinese multinational conglomerate in the real estate, hospitality, retailing, entertainment and heath care, responsible for business expansion, capital investment, and cross board merger and acquisition in commercial real estate and entertainment business from May 2015 to December 2016. Mr. Lu served as the Executive Vice President of Shenzhen Stock Exchange, one of the two primary stock exchanges in China, overseeing public company governance, product development and international businesses from November 2012 to May 2015. Prior to Shenzhen Stock Exchange, Mr. Lu was a full-time non-executive board director, representing Central Huijin Investment Co, at China Construction Bank from August 2010 to November 2012. Mr. Lu has also served in various positions and in different functions at State Street Corporation (NYSE: STT) from May 2000 to August 2010, a financial services and bank holding company headquartered in Boston with operations worldwide. Currently, Mr. Lu serves as independent non-executive director on the board of NWTN Inc. (Nasdaq: NWTN), which completed a business combination with East Stone Acquisition Corporation in November 2022 and for which Mr. Lu served as Chief Executive Officer and a director prior to the business combination. He also serves as an independent director on the boards of Forgame Holdings Limited (HK.0484), a China-based gaming, trading and development company, Sailing Henan Investment, a private investment company, and Bank of China International (China) Co, Limited (601696.SH), an affiliate of Bank of China, which offers investment banking and securities brokerage services in China. From June 2017 to August 2022, Mr. Lu served as an independent director on the board of Yango Group Co., Ltd. (000671.SZ), a China-based company principally engaged in real estate development. Mr. Lu received his Bachelor’s and Master’s degree in thermal engineering from Tsinghua University in Beijing, China and an MBA degree from Boston College. Mr. Lu is well qualified to serve as the Company’s director due to his prior experience serving on public company boards and his extensive investment and financial experience.

No family relationships exist between either Mr. Hao or Mr. Lu and any other directors or executive officers of the Company. As previously disclosed in the Company’s Current Reports on Form 8-K filed with the SEC on September 14, 2023 and July 24, 2023, Messrs. Hao and Lu are each party to a joinder agreement to that certain letter agreement, as amended, and that certain registration rights agreement, both dated October 13, 2021, by and among the Company, the Company’s initial shareholders, Tristar Holdings I, LLC, and certain officers and directors. In addition, Messrs. Hao and Lu are each party to an indemnification agreement with the Company, each of which is substantially similar to the indemnification agreements entered into by the other officers and directors in connection with the Company’s initial public offering. As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on July 24, 2023 (the “Sponsor Handover 8-K”), Mr. Hao controls the Company's sponsor, Navy Sail International Limited, and is party to those certain share transfer agreements, dated as of July 18, 2023, with certain holders of founder shares, in connection with the Sponsor Handover (as defined in the Sponsor Handover 8-K). Further, Mr. Hao holds a promissory note in an amount of $375,000, issued by the Company on July 18, 2023. Other than as described above, there are no arrangements or understandings pursuant to which each of Messrs. Hao and Lu were selected as an officer or director. Other than as described above, there are no transactions to which the Company is or was a participant and in which either Mr. Hao or Mr. Lu has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
17	Resignation Letter of Michael H. Liu, dated April 24, 2024.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRISTAR ACQUISITION I CORP.

Dated: April 29, 2024	By:	/s/ Xiaoma (Sherman) Lu
	Name:	Xiaoma (Sherman) Lu
	Title:	Chief Executive Officer and Director

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